Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the Shares of the Issuer. and further agree that this Joint Filing Agreement shall be included as an exhibit to such joint filings.

This Joint Filing Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute one agreement.

In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of August 24, 2026.

SUZANO HOLDING S.A.

By:	/s/ Maria Cecilia Castro Neves Ipiña
Name:	Maria Cecilia Castro Neves Ipiña
Title:	Attorney-in-fact*

DAVID FEFFER

By:	/s/ Maria Cecilia Castro Neves Ipiña
Name:	Maria Cecilia Castro Neves Ipiña
Title:	Attorney-in-fact*

DANIEL FEFFER

By:	/s/ Maria Cecilia Castro Neves Ipiña
Name:	Maria Cecilia Castro Neves Ipiña
Title:	Attorney-in-fact*

JORGE FEFFER

By:	/s/ Maria Cecilia Castro Neves Ipiña
Name:	Maria Cecilia Castro Neves Ipiña
Title:	Attorney-in-fact*

RUBEN FEFFER

By:	/s/ Maria Cecilia Castro Neves Ipiña
Name:	Maria Cecilia Castro Neves Ipiña
Title:	Attorney-in-fact*

ALDEN FUNDO DE INVESTIMENTO EM AÇÕES.

By:	/s/ Maria Cecilia Castro Neves Ipiña
Name:	Maria Cecilia Castro Neves Ipiña
Title:	Attorney-in-fact*

By:	/s/ Nicole Shulze Blanck
Name:	Nicole Shulze Blanck
Title:	Attorney-in-fact*

PEDRO NOAH HORNETT GUPER

By:	/s/ Ricardo Madrona Saes
Name:	Ricardo Madrona Saes
Title:	Attorney-in-fact*

IAN BARUCH HORNETT GUPER

By:	/s/ Ricardo Madrona Saes
Name:	Ricardo Madrona Saes
Title:	Attorney-in-fact*

RAFAEL PROVENZALE GUPER

By:	/s/ Ricardo Madrona Saes
Name:	Ricardo Madrona Saes
Title:	Attorney-in-fact*

GABRIEL PROVENZALE GUPER

By:	/s/ Ricardo Madrona Saes
Name:	Ricardo Madrona Saes
Title:	Attorney-in-fact*

JANET GUPER

By:	/s/ Ricardo Madrona Saes
Name:	Ricardo Madrona Saes
Title:	Attorney-in-fact*

DIEGO GUPER GERSGORIN

By:	/s/ Ricardo Madrona Saes
Name:	Ricardo Madrona Saes
Title:	Attorney-in-fact*

BIANCA TERPINS GARCIA

By:	/s/ Ricardo Madrona Saes
Name:	Ricardo Madrona Saes
Title:	Attorney-in-fact*

LISABETH S. SANDER

By:	/s/ Ricardo Madrona Saes
Name:	Ricardo Madrona Saes
Title:	Attorney-in-fact*

NINA GUPER SANDER

By:	/s/ Ricardo Madrona Saes
Name:	Ricardo Madrona Saes
Title:	Attorney-in-fact*

JULIA GUPER SANDER

By:	/s/ Ricardo Madrona Saes
Name:	Ricardo Madrona Saes
Title:	Attorney-in-fact*

* The Power of Attorney for each Reporting Person is filed as an exhibit to this Schedule 13D and is hereby incorporated herein by reference.

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